Exhibit 10.2

EXECUTION COPY

WARRANT agreement BETWEEN

ACI Worldwide, Inc.

AND

International business machines corporation

december 16, 2007

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Table of Contents

Section

1.	Exercise and Expiration of Warrant	1
2.	Certain Agreements of the Company	2
3.	Antidilution Adjustments	4
4.	Registration Rights	4
5.	Mergers; Transfer of Assets	4
6.	Transfer, Exchange, and Replacement	4
7.	Notices	5
8.	Miscellaneous	5
	Appendix A — Definitions
	Appendix B — Antidilution Provisions
	Appendix C — Registration Rights

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WARRANT AGREEMENT

Neither this Warrant nor the Warrant Shares as defined herein have been  registered under the Securities Act of 1933, as amended, or any other applicable securities laws.  Neither this Warrant nor the Warrant Shares may be sold or transferred in the absence of such registration or any exemption from such registration.

Right to Purchase 1,427,035 Shares of Common Stock

Dated as of  December 16, 2007

                                                Pursuant to Section 6.01 of the Master Alliance Agreement by and between ACI Worldwide, Inc., a Delaware corporation (the “Company”), and International Business Machines Corporation, a New York corporation (“IBM”, and each of its permitted successors and assigns, a “Holder”), dated December 16, 2007 (the “Master Alliance Agreement”), ACI has granted on the date hereof to IBM a warrant (this “Warrant”) to purchase the Warrant Shares at the Purchase Price.  Capitalized terms not otherwise defined herein (including the Appendices hereto) have the meanings assigned thereto in the Master Alliance Agreement.  This Warrant is subject to the applicable provisions of the Master Alliance Agreement.

                                                1.   Exercise and Expiration of Warrant.

                                                (a)   This Warrant is immediately exercisable at any time and from time to time on any Business Day on or after the date hereof.  This Warrant will expire at the close of business on the fifth anniversary of the date hereof.  “Exercise Period” shall mean the period of time between the date hereof and the expiration of this Warrant in accordance with the terms hereof.

                                                (b)  This Warrant may be exercised during the Exercise Period by the Holder, in whole or in part, by delivering this Warrant to the Company with payment of the Purchase Price in immediately available funds.  In the event that this Warrant is not exercised in full immediately prior to the end of the Exercise Period and at such time the then-current Market Price of a share of the Common Stock is greater than the Purchase Price, this Warrant shall be deemed automatically exercised as to the remaining Warrant Shares at such time without the delivery of any written notice from the Holder and the Warrant Shares shall thereupon be issuable by the Company upon payment of the Purchase Price by the Holder to the Company.

                                                (c)  Upon exercise of this Warrant, the Company will issue to the Holder (i) a certificate or certificates for the number of full Warrant Shares to which the Holder shall be entitled upon such exercise plus the cash value of any fractional share to which the Holder would otherwise be entitled, and (ii) in case such exercise is in part only, a new warrant or warrants in the form hereof representing the Warrant to purchase the remaining Warrant Shares.

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                                                (d)  If applicable, in the opinion of counsel to the Company, any Warrant Shares issued upon exercise of this Warrant will bear any legend required by Applicable Law.  At any time that any such legend is no longer required by Applicable Law, the Company shall, at the request of the Holder, exchange such legended Warrant Shares for Warrant Shares that do not bear such legend.  In furtherance of the foregoing, any such Warrant Shares bearing a legend with respect to transferability thereof shall be so exchanged if the Holder certifies in writing to the Company that its request for such exchange was made to effect a transfer pursuant to (i) Rule 144 under the Securities Act or (ii) a registration statement that has been declared effective under the Securities Act.

                                                (e) The Company and each Holder will furnish bank account and other information so that any payment to be made or received hereunder is made by bank wire transfer.  Any such information may be changed by notice given as herein contemplated.

                                                (f)  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered pursuant to Section 1(b) and other deliverables required pursuant to Section 1(b) shall have been provided; provided, however, that failure to surrender this Warrant or provide any such deliverables shall not impact the effectiveness of any exercise of this Warrant pursuant to the last sentence of Section 1(b).

                                                2.  Certain Agreements of the Company.  The Company agrees as follows:

                                                (a)   Shares to be Fully Paid.  All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, claims and encumbrances.

                                                (b)   Authorization and Reservation of Shares.  During the Exercise Period, the Company shall have duly authorized a sufficient number of shares of Common Stock, free from preemptive rights and from any other restrictions imposed by the Company without the consent of the Holder, to provide for the exercise in full of this Warrant.  The Company shall at all times during the Exercise Period reserve and keep available out of such authorized but unissued shares of Common Stock such number of shares to provide for the exercise in full of this Warrant.

                                                (c)   Listing.  In connection with the Holder’s exercise of Registration Rights hereunder or any other sale of Warrant Shares, the Company shall use its reasonable best efforts to promptly secure, the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain such listing for so long as any other shares of Common Stock shall be so listed.

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                                                (d)   Certain Actions Prohibited.  The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder.

                                                (e)   Successors and Assigns.  Except as expressly provided otherwise herein, this Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

                (f)   Blue Sky Laws.  The Company shall, on or before the date of issuance of any Warrant Shares, use its reasonable best efforts to take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the Holder of this Warrant upon the exercise hereof under applicable securities or “blue sky” laws of the states of the United States, and shall provide written evidence of any such action so taken to the Holder of this Warrant prior to such date; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction.

                                                (g)   Rule 144 Reports.  So long as, and at any time that, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall use its reasonable best efforts to take all actions reasonably necessary to enable the Holder to sell the Warrant Shares without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, including using its use reasonable best efforts to file on a timely basis all reports required to be filed by the Exchange Act.  Upon the request of the Holder, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements.

                                                (h)  The Holder acknowledges that during the Company’s fiscal year 2006 and fiscal year 2007, the Company failed to make certain required filings with the Commission on a timely basis.  While it is the intention of the Company to make all such filings on a timely basis and to maintain the listing thereof on a national securities exchange or automated quotation system so long as the Common Stock is eligible therefor, there can be no assurance that the Company will be able to do so.  Notwithstanding any other provision hereof or of any other agreement between the Company and IBM, in no event will the Company have any liability to any Holder, including without limitation pursuant to Section 2(f) or 2(g) above, solely as a result of the failure to make such filings on a timely basis or to maintain such listing.

                                                3.   Antidilution Adjustments.  The Purchase Price and the number of Warrant Shares may be adjusted from time to time as set forth in Appendix B.

                                                4.   Registration Rights.  This Warrant shall have the Registration Rights set forth in Appendix C.

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                                                5.   Mergers; Transfer of Assets; Liquidation.  (a) If there shall occur any capital reorganization or reclassification of the Company’s Common Stock (other than a subdivision or combination as provided for in paragraph (b) of Appendix B), or any consolidation or merger of the Company with or into another Person, or a transfer of all or substantially all of the assets of the Company to another Person (any such Person, a “Successor Company”), then, as part of any such reorganization, reclassification, consolidation, merger or transfer, as the case may be, lawful provision shall be made so that the Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or transfer, as the case may be, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant.  The provisions of this Section 5 shall similarly apply to any successive consolidation, merger or transfer of all or substantially all of the assets involving any Successor Company.  In any such case, appropriate adjustment (as reasonably determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder of this Warrant, such that the provisions set forth herein shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

                                                (b)  In the event of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Holder shall be entitled to receive, upon surrender of this Warrant, such cash distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of this Warrant, as if the Warrant had been exercised immediately prior to such event, less the Purchase Price.

                                                6.   Transfer,  Exchange, and Replacement

                                                (a)  Transferability.  This Warrant shall not be transferable by the Holder other than to a Subsidiary of the Holder.  After the date that is 31 days after the acquisition of any Warrant Shares pursuant to the exercise of this Warrant, such Warrant Shares shall be freely transferable in accordance with Applicable Law, including pursuant to Rule 144, pursuant to an effective registration statement under the Securities Act or pursuant to any transaction that is exempt from registration under the Securities Act.

                                                (b)  Warrant Exchangeable for Different Denominations.  This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred  to in Section 7 below, for new warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new warrants to represent the right to purchase such number of shares as shall be designated by the Holder hereof at the time of such surrender.

                                                (c)  Replacement of Warrant.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement or surety bond reasonably

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satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                                                (d)   Cancellation; Payment of Expenses.  Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 6, this Warrant shall be promptly canceled by the Company.  The Company shall pay all taxes (other than securities transfer and income taxes) and all other expenses (other than legal expenses, if any, incurred by  the  Holder or transferees) payable in connection with the preparation,  execution, and delivery of warrants pursuant to this Section 6.  The Company shall indemnify and reimburse the Holder of this Warrant for all reasonable costs and reasonable expenses (including legal fees) incurred by such Holder in connection with any successful enforcement of its rights hereunder.

                                                (e)   Warrant Register.  The Company shall maintain, at its  principal executive offices (or such other office or  agency of the Company as it may designate by notice to the Holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                                                7.   Notices.    Any notices required or permitted to be given under the terms of this Warrant shall be delivered personally or by courier or by confirmed telecopy, and shall be effective upon receipt or refusal of receipt, if delivered personally or by courier, or by confirmed email or fax, in each case addressed to a party.  The addresses for such communications shall be (a) with respect to IBM and ACI, the applicable addresses set forth in Section 12.14 of the Master Alliance Agreement and (b) with respect to any other Holder, at such address as such Holder shall have provided in writing to the Company, or at such other address as any Holder furnishes by notice given in accordance with this Section 7.

                                                8.  Miscellaneous.

                                                (a)  Amendments.  Notwithstanding the provisions set forth in Section 12.02 of the Master Alliance Agreement, this Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and all Holders hereof.

                                                (b)  Rights of Holders.  Holders of this Warrant are not entitled to (i) receive notice of or vote at any meeting of the stockholders of ACI, (ii) consent to any action of the stockholders of ACI or (iii) exercise any preemptive right, in each case solely by virtue of its status as a Holder of this Warrant.

                                                (c)  U.S. Dollars.  All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

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                                                (d)  Fractional Shares.  The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the then-current Market Price.

                (e)  Descriptive Headings.  The descriptive headings of the several sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

                (f)  Survival.  The covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

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                                                IN WITNESS WHEREOF,  the undersigned have executed this Warrant as of the date first written above.

ACI WORLDWIDE, INC.

By:	/s/ Philip G. Heasley
	Name:	Philip G. Heasley
	Title:	Chief Executive Officer

INTERNATIONAL BUSINESS MACHINES CORPORATION

By:	/s/ Cosmo L. Nista
	Name:	Cosmo L. Nista
	Title:	Vice President Corporate Development, M&A

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APPENDIX A — DEFINITIONS

                                                “Board” shall mean the Board of Directors of the Company.

“Commission” shall mean the U.S. Securities and Exchange Commission.

                                                “Common Stock” shall mean the common stock, par value $0.005, of ACI.

                                                “Company” shall have the meaning specified in the initial paragraph of the Warrant.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exercise Period” shall have the meaning specified in Section 1(a) of the Warrant.

“Holder” shall have the meaning specified in the initial paragraph of the Warrant.

                                                “IBM” shall have the meaning specified in the initial paragraph of the Warrant.

                                                “Market Price” shall mean the following:  (i) the average of the closing sale prices for the shares of Common Stock as reported on the  principal trading exchange for the Common Stock (which, on the date of this Agreement, is the Nasdaq National Market) for the ten (10) consecutive trading days immediately  preceding such date, or if no sale price is so reported on any day during such period, the average of the highest bid price and the lowest ask price at the end of such day, or (ii) if the foregoing does not apply, the last sale price of such security in the over-the-counter market on the pink sheets or bulletin board for such security on the last trading day immediately preceding such date, or if  no sale price is so reported for such security, the average of the highest bid price and the lowest ask price for such security on the last trading day immediately preceding such date, or (iii) if market value cannot be calculated as of such date on any of  the foregoing bases, the Market Price shall be the fair market value as of such date as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder, with the costs of the determination to be borne by the Company.

                                                “Purchase Price” shall mean $33.00 per share of Common Stock, as may be adjusted from time to time pursuant to Appendix B.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                                                “Warrant” shall have the meaning specified in the initial paragraph of the Warrant.

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                                                “Warrant Shares” shall mean 1,427,035 shares of Common Stock, as may be adjusted from time to time pursuant to Appendix B.

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APPENDIX B — ANTIDILUTION PROVISIONS

                                                (a)  Diluting Issuances.

                                                                                                (i)  Special Definitions.  For purposes of this Appendix B, the following definitions shall apply:  (A)  “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities; (B)  “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock; and (C)  “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to (a)(iii) below, deemed to be issued) by the Company after the date hereof other than shares of Common Stock issued upon exercise of (x) this Warrant or (y) the Warrant to purchase 1,427,035 shares of Common Stock at a price of $27.50 per share, granted by the Company to IBM on the date hereof.

                                                                                                (ii)  No Adjustment of Purchase Price.  No adjustments to the Purchase Price under this Appendix B shall be made unless the consideration per share (determined pursuant to (a)(v) below) for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Market Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.  Notwithstanding anything to the contrary contained elsewhere in this Appendix B, no adjustment to the Purchase Price shall be made for Common Stock issued or deemed to be issued by the Company upon the exercise of Options that (1) were issued and outstanding as of the date hereof, (2) are issued after the date hereof pursuant to compensation plans approved by the shareholders of the Company and pursuant to which the consideration payable to the Company upon the exercise thereof is no less than the closing sale price (price for last trade) per share of Common Stock as reported on the principal trading exchange for the Common Stock or (3) are issued by the Company to all of the holders of its Common Stock and are concurrently issued to the Holder such that the Holder receives, with respect to any portion of this Warrant that is unexercised at such time, the same number of such Options as it would have received had this Warrant been fully exercised immediately prior to such distribution.

                                                                                                (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.  If the Company at any time or from time to time after the date hereof shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of  securities entitled to receive any such Options or Convertible Securities (in each case other than in connection with the adoption of a shareholder rights plan by the Company), then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to (a)(v) below) of such Additional Shares of Common Stock would be less

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than the Market Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that, in any such case in which Additional Shares of Common Stock are deemed to be issued:

                                                                                                                                                (A)  No further adjustment in the Purchase Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                                                                                                                                                (B)  If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, upon the exercise, conversion or exchange thereof, the Purchase Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase becoming effective, be recomputed to reflect such increase insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                                                                                                                                                (C)  Upon the expiration, maturity  or termination of any unexercised Option or Convertible Security, as applicable, the Purchase Price shall be readjusted, and the Additional Shares of Common Stock deemed issued as the result of the original issue of such Option or Convertible Security shall not be deemed issued for the purposes of any subsequent adjustment of the Purchase Price;

                                                                                                                                                (D)  In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Purchase Price then in effect shall forthwith be readjusted to such Purchase Price as would have been obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

                                                                                                                                                (E)  No readjustment pursuant to Clause (B) or (D) above shall have the effect of increasing the Purchase Price to an amount which exceeds the lower of (i) the Purchase Price on the original adjustment date, or (ii) the Purchase Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                                                                                                (iv)  Adjustment of Purchase Price Upon Issuance of Additional Shares of Common Stock.  In the event the Company shall at any time after the date hereof issue Additional Shares of  Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to (a)(iii) above, but excluding shares issued as a dividend or distribution or upon a stock split or combination as provided in (b) below), without consideration or for a consideration per share less than the Market Price in effect on the date of and immediately prior to such issue, then and in such event, the Purchase Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Purchase Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock

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outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Purchase Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this (a)(iv), all shares of Common Stock issuable upon exercise or conversion of Options or Convertible Securities outstanding immediately prior to such issue shall be deemed to be outstanding (other than shares excluded from the definition of “Additional Shares of Common Stock” by virtue of (a)(i)(D) above), and (ii) the number of shares of Common Stock deemed issuable upon conversion of such outstanding Options and Convertible Securities shall not give effect to any adjustments to the conversion price or conversion rate of such Options or Convertible Securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation; provided, further, that no adjustment to the Purchase Price shall be made pursuant to this Section (a)(iv) as a result of the issuance of Additional Shares of Common Stock pursuant to (x) a bona fide underwritten public offering or (y) any transaction referred to in Section 5 of the Warrant Agreement, or any other acquisition (whether by merger, consolidation, stock or asset purchase or other form of business combination) of any business (other than from an Affiliate of the Company) in an arms’-length transaction.  See also paragraph (c) of this Appendix B (“Adjustment in Number of Warrant Shares”).

                                                                                                (v)  Adjustment of Purchase Price Upon Cash Distributions.  In the event the Company shall at any time after the date hereof distribute to all holders of Common Stock (a) any dividend or other distribution (including any dividend or distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of cash (other than cash dividends declared and paid pursuant to a regular quarterly dividend policy in effect on the relevant date and consistent with corresponding policies of peer companies in the Company’s industry) evidences of its indebtedness, shares of its capital stock or any other properties or securities or (b) any options, warrants or other rights to subscribe for, purchase, or which are convertible into, any of the foregoing, then and in such event, the Purchase Price shall be adjusted to a number determined by multiplying the Purchase Price immediately prior to the record date for any such dividend or distribution by a fraction, the numerator of which shall be the then-current Market Price of a share of the Common Stock on such record date less the sum of (x) the amount of cash, if any, distributed per share of Common Stock and (y) the then fair value (as determined in good faith by the Board) of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, shares of stock, securities, other property, warrants, options or subscription or purchase rights, and the denominator of which shall be such Market Price.  Such adjustments shall be made, and shall only become effective, whenever any dividend or distribution to which this Section (a)(v) applies is made; provided, however, that the Company is not required to make an adjustment pursuant to this Section (a)(v) if at the time of such distribution the Company makes the same distribution to the Holder as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable).  No adjustment shall be made pursuant to this Section (a)(v) which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant or

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increasing the Purchase Price.  See also paragraph (c) of this Appendix B (“Adjustment in Number of Warrant Shares”).

                                                                                                (vi)  Determination of Consideration.  For purposes of section (a), the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                                                                                                                                (A)  Cash and Property:  Such consideration shall (I) insofar as it consists of cash, be computed at the aggregate of cash received by the Company, excluding amounts paid or payable for accrued interest or accrued dividends; (II) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board; and (III) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board.

                                                                                                                                                (B)  Options and Convertible Securities.  The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to (a)(iii) above, relating to Options and Convertible Securities, shall be determined by dividing (x)  the total amount, if any, received or receivable by the Company as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y)  the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(vii) Multiple Closing Dates.  In the event the Company shall issue on more than one date Additional Shares of Common Stock which are comprised of shares of the same series or class of capital stock, and such issuance dates occur within a period of no more than 60 days, then the Purchase Price shall be adjusted only once on account of such issuances, with such adjustment to occur upon the final such issuance (but not later than ten days prior to the end of the Exercise Period) and to give effect to all such issuances as if they occurred on the date of the final such issuance.

          (b)  Recapitalizations.  If outstanding shares of the Company’s Common Stock shall be subdivided or reclassified into a greater number of shares or a dividend or other distribution in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced.  If outstanding shares of Common Stock shall be combined or

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reclassified into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased.  See also paragraph (c) of this Appendix B (“Adjustment in Number of Warrant Shares”).

          (c)  Adjustment in Number of Warrant Shares.  When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (d)  Certificate of Adjustment.  When any adjustment is required to be made pursuant to this Appendix B, the Company shall promptly mail to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

         (e)  Other Notices.  In case at any time following the date hereof and prior to the expiration of this Warrant or the exercise in full of this Warrant:

                (i)            the Company shall declare any dividend upon the  Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

                (ii)           the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                (iii)          there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

                (iv)  there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books  of  the Company shall close or a record shall be taken for determining the  holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any  such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such  reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by  the Company) when the same shall take place.  Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property

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deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be.  Such notice shall be given at least ten (10) Business Days prior to the record date or the date on which the Company’s books are closed in respect thereto.  Failure to give any such notice or any defect  therein shall  not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

           (f)   Certain  Events.  If any event occurs as to which the foregoing provisions of this Appendix B are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board, fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then the Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of the Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Purchase Price or decreasing the number of shares of Common Stock issuable upon exercise of the Warrants.

                                                (g)  Minimum Adjustment.  The adjustments required by this Appendix B shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Purchase Price or the number of shares of Common Stock issuable upon exercise of the Warrants that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least 1% the Purchase Price or the number of shares of Common Stock issuable upon exercise of the Warrants immediately prior to the making of such adjustment.  Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Appendix B and not previously made, would result in a minimum adjustment.  In computing adjustments under this Appendix B, fractional interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

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APPENDIX C — REGISTRATION RIGHTS

Section 1.  Shelf Registration.  (a)  The Company shall file on or prior to January 15, 2009, and shall use its reasonable best efforts to cause to be declared effective as soon as practicable after the filing thereof, and shall in any event use its reasonable best efforts to cause to be declared effective on or prior to March 15, 2009, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of any Warrant Shares that have been issued pursuant to the Warrants by the Holder from time to time in accordance with the methods of distribution elected by the Holder (excluding underwritten public offerings) and set forth in such shelf registration statement (hereafter, a “Shelf Registration Statement”).

(b)  The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act until the earlier of (i) such time as all Warrant Shares registered thereby have been sold thereunder and (ii) receipt by the Holder of an opinion of counsel (which may be counsel to the Company) reasonably satisfactory to the Holder to the effect that all Warrant Shares can be sold without restriction under the Securities Act.

Section 2.  Effective Registration Statement.   A registration pursuant to Section 1 above will not be deemed to have been effected unless the Shelf Registration Statement relating thereto has become effective under the Securities Act.  During any 365-day consecutive period, the Company may from time to time delay the filing or suspend the effectiveness of any Shelf Registration Statement, or without suspending such effectiveness, instruct the Holder not to sell Warrant Shares included in any such Shelf Registration Statement, for up to ninety (90) days (any such period, a “Suspension Period”), whether or not consecutive (provided that, in no event shall any such Suspension Period be for a period of time longer than forty-five (45) consecutive days), in any such 365-day period if the Company shall have determined upon the advice of counsel (which may be counsel to the Company) reasonably satisfactory to the Holder that the Company would be required by law to disclose any actions taken or proposed to be taken by the Company in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets, which disclosure would have a material adverse effect on the Company or such actions (including the timing thereof) (a “Suspension Period”), by providing the Holder with written notice of such Suspension Period.  The Company shall use its reasonable best efforts to provide such notice as soon as practicable and in any event prior to the commencement of such a Suspension Period.

Section 3.  Piggyback Registration Rights.  (a)  If the Company proposes at any time or from time to time to sell shares of any Common Stock for its own account or the account of any other Person in an underwritten public offering pursuant to a registration statement under the Securities Act, the Company shall give written notice to the Holder, as soon as practicable but in no event fewer than fifteen (15) days before the anticipated filing of a registration statement (a “Piggyback Registration Statement”) related to such underwritten public offering (other than a registration statement on Form S-4 or Form S-8 under the Securities Act or any successor forms thereto), of such proposed underwritten public offering to the Holder, and such notice shall offer to the Holder the opportunity to include in such underwritten public offering such number of Warrant Shares as such Holder may request.  At any time during the period in which the Warrants are exercisable, within ten (10) days after receipt of such notice, the Holder shall have the right by notifying the Company in writing to require the Company to include in the registration statement relating to such underwritten public offering such number of Warrant Shares as such Holder may request.

The Company shall use its reasonable best efforts to cause the managing underwriters of such underwritten public offering to permit the Warrant Shares requested to be included in a Piggyback Registration Statement to be included on the same terms and conditions as any Common Stock or any other security included therein and to permit the sale or other disposition of such Warrant Shares in accordance with the intended method of distribution thereof.

The Holder shall have the right to withdraw its request for inclusion of its Warrant Shares in any such registration statement pursuant to this Section 3 by giving written notice to the Company of its request to withdraw prior to the time that the Company has printed for public distribution a preliminary prospectus with respect to such registration statement, provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election (as defined below), the Holder shall no longer have any right to include Warrant Shares in the registration as to which such Withdrawal Election was made.

(b)  Notwithstanding Section 3(a), if at any time the managing underwriters of such underwritten public offering shall advise the Company that, in their opinion, the total number of securities proposed to be sold in such underwritten public offering (including the total number of Warrant Shares that the Holder has requested to be sold in such underwritten public offering and the total number of Common Stock requested to be included by any other selling shareholder entitled to sell shares in such underwritten public offering) exceeds the maximum number of such securities which the managing underwriters believe may be sold without materially adversely affecting the success of such underwriting public offering, including the price at which such shares can be sold, then the Company will be required to include in such underwritten public offering only that number of securities which the managing underwriters believe may be sold without causing such adverse effect in the following order:  (i) all the securities that the Company proposes to sell in such underwritten public offering, and all the securities that are proposed to be sold by any holder or group of holders of Common Stock who are participating in connection with a demand registration right (other than by exercising so-called “piggyback” registration rights) that existed on the date hereof, if such underwritten public offering is being made pursuant to such demand (in the priority agreed upon between the Company and the holders of such demand registration rights) and (ii) shares of the Holder and all other securities that are proposed to be sold by any holder of capital stock of the Company exercising a so-called “piggyback” registration right on a pro rata basis in an aggregate number which is equal to the difference between the maximum number of securities to be included in such underwritten public offering as determined by the managing underwriters and the number of shares to be sold in such underwritten public offering pursuant to clause (i) above.  The Company will have the right to postpone or withdraw any registration statement relating to an underwritten public offering described under this Section 3 without obligation to the Holder; provided that, no such postponement or withdrawal may be effected in the event that any sales of securities under such registration statement have been consummated.  The Company may withdraw a Piggyback Registration Statement at any time or the Company may elect to delay or abandon the proposed registration, in each case subject to the proviso in the immediately preceding sentence,  without any liability to the Holder; provided, however, that the Company shall give prompt written notice thereof to the Security Holder.

If, as a result of the provisions of this Section 3(b), the Holder shall not be entitled to include all Warrant Shares in a registration under this Section 3 that the Holder has requested to be included, the Holder may elect to withdraw its request to include Warrant Shares in such a registration (a “Withdrawal Election”) by giving prompt written notice to the Company of such Withdrawal Election prior to the time that the Company has printed a preliminary prospectus for public distribution with respect to such registration statement; provided, however, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, the Holder shall no longer have any right to include Warrant Shares in the registration as to which such Withdrawal Election was made.

Section 4.  Compliance.  Notwithstanding any other provisions hereof, the Company will use reasonable best efforts to ensure that (i) any Shelf Registration Statement, any Piggyback Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereof complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement, any Piggyback Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, any Piggyback Registration Statement and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading; provided, however, nothing herein shall create any obligation or liability for the Company relating to any information incorporated or included in such registration statement, prospectus, supplement or amendment in reliance upon and in conformity with written information provided to the Company by or on behalf of any seller or underwriter specifically for use therein.

Section 5.  Expenses.  The Company will pay all expenses incident to the Company’s performance of its obligations under this Appendix C, including, without limitation, registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, internal expenses (including all salary and expenses of its officers and employees performing legal or accounting duties), reasonable fees and disbursements of one counsel reasonably acceptable to the Company designated by the Holder and fees and disbursements of any independent public accountants.  Notwithstanding the foregoing, the parties hereto hereby agree that any underwriting discounts and selling commissions shall be payable by the Holder.

Section 6.  Public Sale by the Company and Others.  If any sale of Warrant Shares shall be in connection with an underwritten public offering, the Company agrees to the extent required by the managing underwriter for such offering, not to, and to use reasonable best efforts to cause its officers and directors not to, effect any sale or distribution of any equity securities of the Company, or any convertible securities or options of the Company (including a sale pursuant to Regulation D under the Securities Act), or contract to sell, pledge or otherwise dispose of any such securities, or announce any such transaction (other than sales registered on Form S-8), during the ten (10) days prior to, and during the 90-day period beginning on, the effective date of the registration statement relating to such underwritten public offering (other than in such public offering).

Section 7.  Registration Procedures.  In connection with any Shelf Registration Statement and, to the extent applicable, any Piggyback Registration Statement, the Company shall:

                (a) (i)  not less than five (5) Business Days before filing with the Commission a registration statement or prospectus or any amendments or supplements thereto furnish to one counsel selected by the Holder copies of all such documents proposed to be filed (including all documents incorporated by reference therein and not otherwise available on EDGAR, if applicable),  which documents will be subject to the review of such counsel, and (ii) use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as such counsel reasonably may propose;

(b)  promptly notify the Holder of the Warrant Shares  covered by each registration statement of (A) any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered; (B) when a registration statement and any amendment thereto has been filed with the Commission and when the registration statement or any post-effective amendment thereto has become effective; (C) of any request by the Commission for any amendment or supplement to the registration statement or the prospectus or for additional information; and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose;

(c)  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 1 or Section 3 above, as applicable, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(d)  furnish without charge to the Holder of the Warrant Shares covered by such registration statement and each other person reasonably required to deliver a prospectus such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto) and the prospectus included in such registration (including each preliminary prospectus and supplement thereto), in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Warrant Shares, owned by the Holder; and the Company consents to the proper use (in accordance with law and this Attachment C) of the prospectus included in such registration statement and any amendment or supplement thereto by the Holder in connection with any exercise, offer or sale of a Warrant Share covered thereby;

(e)  take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares, or obtain exemption for the Warrant Shares, under applicable securities or “blue sky” laws of the states of the United States, and take all other actions, and do all other things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares owned by the Holder; provided, however,  that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction;

(f)  promptly notify the Holder of the Warrant Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event if, as a result of such event, the prospectus or the relevant registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus), in the light of the circumstances under which they were made, not misleading, and promptly prepare and furnish to the Holder a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g)  in the case of any Shelf Registration Statement, enter into such customary agreements and take all such other actions as the Holder reasonably requests in order to expedite or facilitate the disposition of such Warrant Shares, including customary indemnification;

(h)  cause the senior management of the Company to participate in customary road shows in respect of any underwritten public offerings of Warrant Shares;

(i)  upon reasonable notice and during normal business hours make available for inspection by the Holder covered by such registration statement, and any attorney, accountant or other agent retained by the Holder (collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause its and its subsidiaries’ officers, directors and employees to supply all information and respond to all inquiries reasonably requested by any such Inspector in connection with such registration statement (collectively, “Information”).  Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be used by such seller or such Inspector for any purpose other than the exercise of such due diligence responsibility and shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a material misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court or governmental agency or authority of competent jurisdiction, (iii) such Information has been made generally available to the public through no breach of the nondisclosure obligations of the Inspectors or their Affiliates or (iv) such disclosure is required to be made under Applicable Law; and

(j)  otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of at least 12 months, beginning with the first month after the effective date of the registration statement (as the term “effective date” is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

As a condition to participating in any registration, the Company may require the Holder to furnish to the Company such information regarding the Holder and the distribution of such Warrant Shares that is necessary for the filing of the Shelf Registration Statement or Piggyback Registration Statement as the Company may from time to time reasonably request in writing.

The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (f) hereof, the Holder will immediately discontinue disposition of Warrant Shares pursuant to the registration statement covering such Warrant Shares until the Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (f) hereof, and, if so directed by the Company, the Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Holder’s possession of the prospectus covering such Warrant Shares current at the time of receipt of such notice.

Section 8.  Indemnification.  (a)  Indemnification by the Company.  In the event of any registration of any securities of the Company under the Securities Act, the Company shall indemnify and hold harmless the Holder, its Affiliates, its officers, directors, employees, representatives and agents, and each person, if any, who controls the Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8 and Section 9 as a “Security Holder”) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of such securities), to which that Security Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Security Holder promptly upon demand for any expenses (including reasonable attorneys’ fees of one counsel for all Security Holders) reasonably incurred by that Security Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with any information (“Holders’ Information”) included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Security Holder specifically for use therein.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Security Holder and shall survive the transfer of such securities by such Security Holder; provided further, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any related preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Security Holder from whom the Person asserting any such loss, claim, damage, liability or action of or with respect to such Security Holder results from the fact that both (A) a copy of the final prospectus was not sent or given to such Person at or prior to the written confirmation of the sale of such securities to such Person and such copy was legally required to be sent or given to such Person and (B) the untrue statement or alleged untrue statement or omission or alleged omission was remedied in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 7(c).

(b)  Indemnification by the Security Holders.  Each Security Holder shall indemnify and hold harmless the Company, its Affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls any such Person within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 8 and Section 9 as “Company Indemnified Parties”), from and against any loss, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of such securities), to which Company Indemnified Parties may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other Federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Warrant Shares were registered under the Securities Act or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders’ Information furnished to the Company by such Security Holder, and shall reimburse the Company Indemnified Parties upon demand for any legal or other expenses reasonably incurred by the Company Indemnified Parties in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Security Holder shall be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by such Security Holder from the sale of such Warrant Shares pursuant to such registration statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties or any of the Security Holders and shall survive the transfer of such Warrant Shares by such Security Holder.

(c)  Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 8(a) or 8(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been actually prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that the indemnified party (or parties, if more than one) shall collectively have the right to employ one counsel of its or their own in any such action, but the fees, expenses and other charges of such one counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of such counsel will be at the expense of the indemnifying party or parties.  It is agreed that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties.  Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim.  No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could reasonably have been a party and indemnity could reasonably have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of (i) such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

Section 9.  Contribution.  If the indemnification provided for in Section 8 is unavailable or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company from the offering and sale of such securities, on the one hand, and a Security Holder with respect to the sale by such Security Holder of such securities, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by Applicable Law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and such Security Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company, on the one hand, and a Security Holder, on the other, with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Warrant Shares (before deducting expenses) received by or on behalf of the Company, on the one hand, bear to the total proceeds received by such Security Holder with respect to its sale of such Warrant Shares, on the other.  The relative fault shall be determined by reference to among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company or information supplied by the Company, on the one hand, or to any Holders’ Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim.  Notwithstanding the provisions of this Section 9, an indemnifying party that is a Security Holder of securities, shall not be required to contribute any amount in excess of the amount by which the total price at which such securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Section 10.  Enforcement of Registration Rights.  Notwithstanding anything to the contrary contained herein or in the Master Alliance Agreement, the Company hereby agrees that each Holder of Warrant Shares shall be entitled to specific performance of the registration rights hereunder, and that the Company shall pay any reasonable expenses, including without limitation reasonable attorneys’ fees, in connection with any successful enforcement by any Holder of such specific performance.

                Section 11.  Assignment of Registration Rights.  Any of the rights of the Holders hereunder, including the right to have the Company register the Warrant Shares, may be assigned  by each Holder to any transferee of all or any portion of the Warrant Shares if such assignment is otherwise permitted hereunder and (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (ii) the Company is furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned,  (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (iv) such transfer shall have been made in accordance with the applicable requirements of this Warrant.  The transferee, by acceptance of the transfer of any registration rights hereunder, acknowledges that it takes such rights subject to the terms and conditions hereof.  Upon any transfer of less than all of its Warrant Shares, the Holder retains registration rights with respect to Warrant Shares held by it.